UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

PROVISION HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-127347	20-0754724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9253 Eton Avenue, Chatsworth, California 91311
 (Address of principal executive offices) (Zip Code)

Copies to:
Andrea Cataneo, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On April 30, 2008, Provision Holding, Inc. dismissed Jasper + Hill, PC as its principal independent accountant.  Effective April 30, 2008, we engaged Farber Hass Hurley LLP as our new principal independent accountant. Our board of directors has approved the dismissal of Jasper + Hill, PC and the appointment of Farber Hass Hurley LLP as our new principal independent accountants.

From the date of Jasper + Hill, PC’s appointment through the date of their dismissal on April 30, 2008, there were no disagreements between our company and Jasper + Hill, PC on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Jasper + Hill, PC would have caused Jasper + Hill, PC to make reference to the matter in its reports on our financial statements.

Prior to engaging Farber Hass Hurley LLP, we did not consult Farber Hass Hurley LLP regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Farber Hass Hurley LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Farber Hass Hurley LLP, Farber Hass Hurley LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company’s new principal independent accountant from Jasper + Hill, PC to Farber Hass Hurley LLP.

We provided Jasper + Hill, PC with a copy of this Current Report on Form 8-K on April 30, 2008, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Jasper + Hill, PC, dated April 30, 2008, is attached to this Form 8-K as an exhibit.

ITEM 9.01                      Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Jasper + Hill, PC, dated April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVISION HOLDING, INC.

May 6, 2008	By:	/s/ Curt Thornton
Curt Thornton
Chief Executive Officer

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